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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date earliest event reported): October 29, 2004




                               FEDERAL SCREW WORKS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                                    Michigan
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




       O-1837                                            38-0533740
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)





             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



         Registrant's telephone number including area code: 586-443-4200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On October 28, 2004, Federal Screw Works issued a press release setting forth its financial results for the first quarter ended September 30, 2004. A copy of the press release is furnished herewith as exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS.

(c)          Exhibits

                (1)    99.1   Press Release dated October 28, 2004



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FEDERAL SCREW WORKS



                                             By:   /s/  W. T. ZurSchmiede, Jr.
                                                   ----------------------------

                                                   W. T. ZurSchmiede, Jr.
                                                   Chairman of the Board,
                                                   Chief Financial Officer


Date:   October 29, 2004










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                                Index to Exhibits




Exhibit No.                Description

   99.1                    Press Release dated October 28, 2004